Exhibit 10.4

RECORDING REQUESTED BY

First American Title Insurance Company National

Commercial Services

AND WHEN RECORDED MAIL DOCUMENT TO:

Chequers-Sutter Square, LLC

c/o Sovereign Capital Management Group, Inc

750 B St., Ste 2620

San Diego, CA 92101

Space Above This Line for Recorder’s Use Only

A.P.N.: 007-0117-001	File No.: NCS-537875-SD (JH)

GRANT DEED

The undersigned Grantor(s) declare(s) that Documentary Transfer Tax shall be shown on a separate Declaration or Statement of Tax Due and not of public record pursuant to revenue & taxation code 11932-11933.

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, GREIT-Sutter Square, L.P., a California limited partnership, who acquired title as GREIT-Sutter Square, LP, a California limited partnership, hereby GRANTS to Chequers-Sutter Square, LLC, a California limited liability company, the following described property in the City of Sacramento, County of Sacramento, State of California:

Legal Description attached hereto as Exhibit “A” and incorporated herein by this reference

Mail Tax Statements To: SAME AS ABOVE

Grant Deed - continued

Date: 12/18/2012

A.P.N.: 007-0117-001	File No.: NCS-537875-SD (JH)

Dated: 12/18/2012

GREIT-Sutter Square, LP, a California limited

partnership

By:	GREIT-Sutter Square GP, LLC, a Delware limited liability company

By:	G REIT Liquidating Trust, a Maryland Trust, as successor in interest to GREIT L.P., a Virginia limited partnership (as dissolved) and its General Partner, G REIT Inc., a Maryland corporation (as dissolved), pursuant to Agreement and Declaration of Trust dated January 22, 2008

By:	/s/ Gary T. Wescombe
Gary T. Wescombe, Chairman of Trustees

Grant Deed - continued

Date: 12/18/2012

STATE OF California	)SS
COUNTY OF Orange	)

On 12/20/2012 before me, Lora Lee, Farve Notary Public, personally appeared Gary Wescombe, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same In his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signatures

Lora Lee Farve

My Commission Expires: 9/7/13	This area for official notarial seal

Notary Name: Lora Lee Farve	Notary Phone: 714-876-4522
Notary Registration Number: 1864232	County of Principal Place of Business:

Grant Deed - continued

Date: 12/18/2012

A.P.N.: 007-0117-001	File No.: NCS-537875-SD (JH)

EXHIBIT A

THAT PORTION OF THE BLOCK BOUNDED BY 29TH AND 30TH, “J” AND “K” STREETS IN THE CITY OF SACRAMENTO, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT DISTANT NORTH 54° 01’ 38” EAST 43.05 FEET FROM THE INTERSECTION OF THE CENTERLINE OF 29TH AND “K” STREETS; THENCE FROM SAID POINT OF BEGINNING PARALLEL WITH AND 25.00 FEET SOUTHEASTERLY (MEASURED AT RIGHT ANGLES) FROM SAID CENTERING OF 29TH STREET NORTH 18° 31’ 25” EAST 299.67 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 250.00 FEET, THROUGH AN ANGLE OF 10° 50’ 18” AN ARC DISTANCE OF 47.29 FEET; THENCE SOUTH 71° 32’ 20” EAST 10.86 FEET; THENCE FROM A TANGENT THAT BEARS NORTH 64° 40’ 57” EAST ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 18.00 FEET, THROUGH AN ANGLE OF 43° 45’ 43” AN ARC DISTANCE OF 13.75 FEET TO A POINT 35.00 FEET SOUTHWESTERLY (MEASURED AT RIGHT ANGLES) FROM THE CENTERLINE OF T STREET; THENCE PARALLEL WITH SAID CENTERLINE OF T STREET, S 71° 33’ 20” EAST 324.85 FEET TO A POINT 25.00 FEET NORTHWESTERLY (MEASURED AT RIGHT ANGLES) FROM THE CENTERLINE OF 30TH STREET; THENCE PARALLEL WITH THE CENTERLINE OF 30TH STREET, SOUTH 18° 31’ 47” WEST 214.72 FEET; THENCE NORTH 71° 28’ 13” WEST 15.00 FEET; THENCE NORTH 18° 31’ 47” EAST 29.00 FEET; THENCE NORTH 71° 28’ 13” WEST 35.00 FEET; THENCE SOUTH 18° 31’ 47” WEST 70.00 FEET; THENCE SOUTH 71° 28’ 13” EAST 35.00 FEET; THENCE NORTH 18° 31’ 47” EAST 29.00 FEET; THENCE SOUTH 71° 28’ 13” EAST 15.00 FEET TO A POINT 25.00 FEET NORTHWESTERLY (MEASURED AT RIGHT ANGLES) FROM THE CENTERLINE OF 30TH STREET; THENCE PARALLEL WITH SAID CENTERLINE OF 30TH STREET SOUTH 18° 31’ 47” WEST 124.82 FEET TO A POINT 35.00 FEET NORTHEASTERLY (MEASURED AT RIGHT ANGLES) FROM THE CENTERLINE OF “K” STREET; THENCE PARALLEL WITH THE CENTERLINE OF “K” STREET NORTH 71° 34’ 37” WEST 352.57 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THOSE PORTIONS OF THE ABOVE-DESCRIBED PROPERTY OCCUPIED BY THE SUPPORTS AND FOUNDATIONS OF THE VIADUCT.

ALSO EXCEPTING THEREFROM ALL THAT PORTION OF SAID PROPERTY ABOVE A HORIZONTAL PLANE 4 FEET BELOW THE UNDERSIDE OF THE SUPERSTRUCTURE OF THE VIADUCT, WHICH PLANE EXTENDS TO A UNE 4 FEET, MEASURED HORIZONTALLY BEYOND THE PROTRUSION OF THE SUPERSTRUCTURES OF SAID VIADUCT, AS SHOWN ON THE DIAGRAM MARKED EXHIBIT “B” ATTACHED HERETO ANY BY THIS REFERENCE MADE A PART HEREOF.